PROPERTY, EQUIPMENT AND SOFTWARE, NET (Tables)	12 Months Ended
Mar. 31, 2020
PROPERTY, EQUIPMENT AND SOFTWARE, NET
Schedule of property, equipment and software, net

	As of	As of
	March 31, 2020	March 31, 2019
Cost:	USD	USD
Office equipment	1,434,881	1,440,817
Vehicle	56,777	59,903
Leasehold improvements	133,421	140,769
Software	451,379	357,783
Total	2,076,458	1,999,272
Less: Accumulated depreciation	(1,185,651)	(745,549)
Property, equipment and software, net	890,807	1,253,723